UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 3, 2014

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On January 3, 2014, Infinera Corporation (the “Company”) received notification that Philip J. Koen resigned as a member of the Board of Directors (the “Board”) of the Company effective immediately prior to our upcoming annual meeting of stockholders and will not be standing for re-election at that meeting. Mr. Koen indicated that his stepping down from the Company’s Board will permit him to devote additional time to other business interests and responsibilities. The Company would like to take this opportunity to thank Mr. Koen for his four years of service on the Board and to wish him every success in his future endeavors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: January 8, 2014	By:	/s/ ALASTAIR A. SHORT
Alastair A. Short Senior Vice President, General Counsel and Secretary